UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2013

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2013, in connection with the consummation of the Plan of Arrangement (as defined under Item 2.01 below), Coeur d’Alene Mines Corporation (the “Company” or “Coeur”) entered into a Warrant Agreement (the “Warrant Agreement”) with Computershare Trust Company, N.A. and Computershare Inc. (collectively, the “Warrant Agent”), pursuant to which 1,588,768 Coeur Warrants (as defined under Item 2.01 below) were issued and the Warrant Agent agreed to act as warrant agent for the Coeur Warrants.

Pursuant to the terms of the Warrant Agreement and the Coeur Warrants, the Coeur Warrants will automatically expire at 5:00 p.m., New York City time, on April 16, 2017 (the “expiration time”) unless exercised prior to the expiration time. The Coeur Warrants will be exercisable on a cashless exercise basis only. Pursuant to any such cashless exercise, a holder of a Coeur Warrant will be entitled to receive, for no additional consideration, that number of Coeur Shares (as defined under Item 2.01 below) determined by multiplying the number of Coeur Shares notionally underlying the Coeur Warrant (as adjusted in accordance with the terms of the Coeur Warrant) by a fraction, the numerator of which is the market price of the Coeur Shares at the time of exercise less $30.00 (as adjusted in accordance with the terms of the Coeur Warrant) and the denominator of which is the market price of the Coeur Shares at the time of exercise, all in accordance with the terms of the Coeur Warrant. The exercise price and the number of Coeur Shares issuable upon exercise of the Coeur Warrants are subject to customary anti-dilution adjustment provisions.

The foregoing description of the Warrant Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the copy of the Warrant Agreement which is attached as Exhibit 4.1 hereto and is incorporated herein by reference. The disclosure contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously announced, on February 20, 2013 the Company entered into an Arrangement Agreement (as amended, the “Arrangement Agreement”) among the Company, 0961994 B.C. Ltd., a corporation wholly-owned by the Company and incorporated under the laws of British Columbia (“Subco”), and Orko Silver Corp., a corporation incorporated under the laws of British Columbia (“Orko” and, together with the Company and Subco, the “Parties”), and on March 12, 2013, the Parties entered into a Memorandum of Agreement (the “Amendment Agreement”) amending certain terms of the Arrangement Agreement. Pursuant to the Arrangement Agreement, the Company acquired (the “Arrangement”) all of the issued and outstanding common shares of Orko (the “Orko Shares”) pursuant to a plan of arrangement (as amended and restated, the “Plan of Arrangement”) under the Business Corporations Act (British Columbia). Orko’s shareholders (the “Orko Shareholders”) adopted and approved the Arrangement on April 10, 2013. The Supreme Court of British Columbia (the “Court”) issued a final order approving the Plan of Arrangement on April 12, 2013. On April 16, 2013 (the “Closing Date”), the Company’s acquisition of the equity interests of Orko, a mineral company engaged in the acquisition and exploration of mineral properties, from the Orko Shareholders was consummated by way of the Plan of Arrangement and Orko became a wholly-owned subsidiary of the Company.

Pursuant to, and subject to the terms and conditions of, the Arrangement Agreement and the Plan of Arrangement, the Orko Shareholders had the right to elect to receive in exchange for each Orko Share one of the following (collectively, the “Arrangement Consideration”): (i) 0.0815 common shares of Coeur (the “Coeur Shares”), CAD$0.70 cash and 0.01118 warrants to purchase Coeur Shares (the “Coeur Warrants”) (collectively, the “Share, Cash & Warrant Consideration”); (ii) 0.1118 Coeur Shares and 0.01118 Coeur Warrants (the “Share & Warrant Consideration”); or (iii) CAD$2.60 in cash and 0.01118 Coeur Warrants (the “Cash & Warrant Consideration”). The final results of the Arrangement Consideration election are as follows:

•	Holders of approximately 43% of the outstanding Orko Shares elected (or were deemed to elect) to receive the Share, Cash & Warrant Consideration;

•	Holders of approximately 3% of the outstanding Orko Shares elected to receive the Share & Warrant Consideration; and

•	Holders of approximately 55% of the outstanding Orko Shares elected to receive the Cash & Warrant Consideration.

The Cash & Warrant Consideration alternative was oversubscribed, and pursuant to the proration methodology established under the Plan of Arrangement, Orko shareholders who have elected to receive Cash & Warrant Consideration will receive CAD$0.74 cash, 0.0797 of a Coeur Share and 0.01118 of a Coeur Warrant for each Orko Share held.

The Company estimates that it will issue 11,572,918 Coeur Shares and 1,588,768 Coeur Warrants and deliver approximately CAD$100 million to former Orko Shareholders in connection with the consummation of the Plan of Arrangement.

The foregoing description of the completion of the acquisition of Orko pursuant to the Arrangement Agreement and the Plan of Arrangement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the copy of the Arrangement Agreement, including the Plan of Arrangement attached as Exhibit B thereto, which was filed with the Company’s Current Report on Form 8-K dated February 20, 2013 as Exhibit 2.1 thereto and is incorporated herein by reference, and the copy of the Amendment Agreement, including the Amended and Restated Plan of Arrangement attached as Schedule A thereto, which was filed with the Company’s Current Report on Form 8-K dated March 12, 2013 as Exhibit 2.1 thereto and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The issuance of 11,572,918 Coeur Shares and 1,588,768 Coeur Warrants on the Closing Date in connection with the consummation of the Plan of Arrangement, as described above under Item 2.01, was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but such shares and warrants were issued in reliance upon the exemption from registration under the Securities Act provided by Section 3(a)(10) thereof. Section 3(a)(10) of the Securities Act exempts the issuance of securities in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange will have the right to appear by any court expressly authorized by law to grant such approval. The Securities and Exchange Commission has provided that the term “any court” in Section 3(a)(10) of the Securities Act includes a foreign court. As described above under Item 2.01, the Court issued a final order approving the Plan of Arrangement on April 12, 2013.

The exemption available under Section 3(a)(10) of the Securities Act will not be available for the issuance of the Coeur Shares upon the exercise of the Coeur Warrants. However, as further described in Coeur’s Current Report on Form 8-K dated March 12, 2013, the Coeur Warrants will be exercised on a cashless exercise basis only, and therefore an exemption from the registration requirements under the Securities Act should be available under Section 3(a)(9) thereof, which provides an exemption from registration for any security exchanged by an issuer with the issuer’s existing security holders exclusively where no additional consideration is paid by the security holder and certain other requirements are complied with.

The disclosure contained in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On April 16, 2013, the Company issued a press release announcing the consummation of the Plan of Arrangement, as described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of securities legislation in the United States and Canada, including, among others, statements regarding developing the La Preciosa silver mine and its rate of return and mine life. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver, the uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver ore reserves, changes that could result from Coeur’s future acquisition of new mining properties or businesses, reliance on third parties to operate certain mines where Coeur owns silver production and reserves, the loss of any third-party smelter to which Coeur markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, Coeur’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the SEC, and the Canadian securities regulators, including, without limitation, Coeur’s reports on Form 10-K and Form 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

Exhibit 4.1	Warrant Agreement, dated April 16, 2013, by and among Coeur d’Alene Mines Corporation, Computershare Trust Company, N.A. and Computershare Inc.

Exhibit 99.1	Press Release dated April 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D’ALENE MINES CORPORATION

Date: April 16, 2013	By:	/s/ Casey M. Nault
	Name:	Casey M. Nault
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	Warrant Agreement, dated April 16, 2013, by and among Coeur d’Alene Mines Corporation, Computershare Trust Company, N.A. and Computershare Inc.

Exhibit 99.1	Press Release dated April 16, 2013.